UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

CORE LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41695	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6316 Windfern Road Houston, TX		77040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 328-2673

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01)	CLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 19, 2026, Kwaku Temeng verbally notified the Board of Directors of Core Laboratories Inc. (the “Company”) of his intention to resign as a director of the Company effective October 1, 2026. Subsequently, on August 25, 2026, Mr. Temeng confirmed his resignation by letter addressed to the Board of Directors. Mr. Temeng serves as Chairman of the Nominating Committee and as a member of the Compensation Committee.

As stated in his letter, Mr. Temeng’s resignation was due to a disagreement with the Board of Directors regarding the strategic direction of the Company and certain governance practices.

The Board of Directors believes that Mr. Temeng’s primary disagreement involves the manner in which the Company is conducting succession planning within the organization, a process supported by a majority of the members of the Board. With respect to strategic direction, the Board of Directors believes Mr. Temeng has concerns with the Company’s research priorities.

A copy of Mr. Temeng’s resignation letter to the Board of Directors is filed as Exhibit 17.1 to this Form 8-K. The Company provided Mr. Temeng with a copy of this Form 8-K and an opportunity to state whether he agrees with the statements herein and, if not, the respects in which he disagrees.

Throughout his more than five years of service on the Board, the Company has appreciated Mr. Temeng’s contributions, commitment and leadership.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

17.1 Letter dated August 25, 2026 from Mr. Temeng to the Board of Directors of Core Laboratories Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories Inc.

Dated: August 25, 2026	By	/s/ Mark D. Tattoli
Mark D. Tattoli
Senior Vice President and General Counsel